Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Event

In February 2021, the Company entered into an agreement to lease approximately 84,321 square feet of laboratory, manufacturing, warehouse and office space in South San Francisco, California.

Pursuant to the lease agreement, the lease term is estimated to commence in October 2021. The initial lease term is eight years from the commencement date and includes optional two five-year extensions. Annual lease payments during the first year are approximately $4.2 million. Annual lease payments during the second year are approximately $5.7 million with increases of approximately 3% each year. The Company has paid a security deposit of approximately $0.9 million and will classify the amount as restricted cash on the Company’s balance sheet.